UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  November 17, 2006

                           DELTA PETROLEUM CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                     0-16203                84-1060803
  (State or other jurisdiction        (Commission          (I.R.S. Employer
of incorporation or organization)     File Number)     Identification Number)


                                370 17th Street
                                  Suite 4300
                             Denver, Colorado 80202

Registrant's telephone number, including area code:  (303) 293-9133

                                   No Change
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8?K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a?12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d?2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e?4(c) under the Exchange Act (17 CFR 240.13e-4(c))




Item 1.01  Entry into a Material Definitive Agreement.

     On November 17, 2006, Delta Petroleum Corporation (the "Company") amended and restated its existing Credit Agreement with JPMorgan Chase Bank, N.A., its existing lenders, and certain other financial institutions (the "Amended and Restated Credit Agreement"), which, among other changes, increased the amount of the Company's revolving credit facility to $250,000,000 and the borrowing base to $130,000,000.

     Effective December 4, 2006, the Company entered into a First Amendment to the Amended and Restated Credit Agreement (the "First Amendment"), which, among other things, permitted the Company to effect certain transactions, including entering into an unsecured term loan with JPMorgan Chase Bank, N.A. in the aggregate principal amount of $25,000,000 (the "Note").

     The Note was entered into on December 4, 2006 and provides for a variable interest rate, initially LIBOR plus 3.50% which is capped at 12%. This indebtedness is unsecured and is a separate obligation from the Amended and Restated Credit Agreement.

     The description of the agreements set forth above is qualified in its entirety by the Amended and Restated Credit Agreement, the First Amendment to Amended and Restated Credit Agreement, and the Note, which are filed herewith as Exhibits 10.1, 10.2, and 10.3, respectively.

Item 9.01  Financial Statements and Exhibits.

     (d)  Exhibits.

Exhibit
  No.        Description

  10.1 Amended and Restated Credit Agreement, dated November 17, 2006, by and among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.


  10.2 First Amendment to Amended and Restated Credit Agreement, dated December 4, 2006, by and among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.

  10.3 Promissory Note, dated December 4, 2006, by and between Delta Petroleum Corporation and JPMorgan Chase Bank, N.A.










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                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 6, 2006

                                   Delta Petroleum Corporation


                                   By: /s/ Kevin K. Nanke
                                       Kevin K. Nanke
                                       Treasurer and Chief Financial Officer








































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                              EXHIBIT INDEX


Exhibit
  No.        Description

  10.1 Amended and Restated Credit Agreement, dated November 17, 2006, by and among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.

  10.2 First Amendment to Amended and Restated Credit Agreement, dated December 4, 2006, by and among Delta Petroleum Corporation, JPMorgan Chase Bank, N.A. and certain other financial institutions named therein.

  10.3 Promissory Note, dated December 4, 2006, by and between Delta Petroleum Corporation and JPMorgan Chase Bank, N.A.